U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 9, 2015


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996

                                CME Realty, Inc.
              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the "COMPANY," "WE," "US" and "OUR" refer to South Beach Spirits, Inc.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEARS

On August 28, 2015, we filed a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State changing our name from "CME Realty, Inc." to "South Beach Spirits, Inc." A copy of the Certificate of Amendment is filed as Exhibit 3.1 hereto. The aforementioned change of name and a related change in the Company's OTC markets trading symbol from CMRL to SBES received approval from FINRA effective as of September 9, 2015. A copy of the Company's press release announcing the change of name and trading symbol is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

Exhibit No                         Description
----------                         -----------

   3.1 Certificate of Amendment to Articles of Incorporation of CME Realty, Inc. (now known as South Beach Spirits, Inc.)

   99.1 Press release of South Beach Spirits, Inc. dated September 4, 2015, announcing the Company's change of name and trading symbol

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SOUTH BEACH SPIRITS, INC.


Dated: September 9, 2015                  By: /s/ Kenneth McLeod
                                              ----------------------------------
                                              Kenneth McLeod
                                              President

                                       2